Supplement dated May 6, 2019 to the

Prospectus Dated May 1, 2019 for the

State Farm Variable Deferred Annuity Policy

Issued by State Farm Life Insurance Company through the

State Farm Life Insurance Company Variable Annuity Separate Account

This Supplement modifies certain information in the prospectus for your Policy, including the profile dated May 1, 2019 that is part of your prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference. Capitalized terms not defined herein are defined in the Prospectus.

Effective May 1, 2019, BlackRock iShares® Dynamic Allocation V.I. Fund, an underlying investment option under the Policy, is renamed BlackRock 60/40 Target Allocation ETF V.I. Fund and the BlackRock iShares® Dynamic Allocation V.I. Subaccount is renamed the BlackRock 60/40 Target Allocation ETF V.I. Subaccount.

231-3548.25a